UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2006

flexSCAN, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-09283	88-0299716
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

27201 Puerta Real, Suite 350, Mission Viejo, California 92691
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 609-1966

------------------------------------------------------------------------
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Effective March 23, 2006, flexSCAN, Inc. (the “Company”) entered into Amendment No.2 to the Convertible Promissory Note (the “Note”) dated August 12, 2005 made in favor of Tryant, LLC, a principal stockholder of the Company, under which the Company is currently in default. The Amendment provides for payment of a minimum of $120,000 (the “Minimum Payment”) within five business days of the Company’s receipt of its next traunche of financing or, in any event, not later than April 30, 2006, with minimum monthly payments of $10,000, thereafter, on the 15th day of each month until the outstanding amounts owed pursuant to the Note are paid in full. If the Company receives capital in excess of $750,000, in one transaction, the Company has agreed to pay the entire balance owed pursuant to the Note within five (5) days of its receipt of such funding.

The Company has agreed to file a Registration Statement on the earlier of (i) 60 days from the closing of the next financing by the Company; or (ii) 60 days from April 30, 2006, which shall include the shares of its common stock held by Tryant or its designees, including 1,555,556 shares issuable to Tryant upon its exercise of the warrant dated August 12, 2005 (“the Warrant”) and any other shares which are issuable to Tryant (the “Registrable Securities”).

Pursuant to the Amendment, if the Company fails to make the Minimum Payment on or before April 30, 2006, the Company shall use its best efforts to cause the rescission of the reverse merger between the Company, and its operating subsidiary, flexPlus, Inc., on or before July 15, 2006. To effect such rescission, certain stockholders of the Company, owning a majority of the Company’s issued and outstanding shares, granted to Tryant a proxy to vote their shares at any stockholder’s meeting, solely in connection with the rescission.

In addition, effective March 23, 2006, the Company also entered into an Amendment to the Warrant dated August 12, 2005 issued by the Company to Tryant. Pursuant to the terms of the Amendment to the Warrant, in the event that there is no effective Registration Statement which includes the Registrable Securities or the Company defaults in its payment obligation pursuant to the Note, the Holder of the warrant is entitled to exercise the Warrant on a “cashless exercise” basis.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Convertible Promissory Note dated March 23, 2006
10.2	Amendment to Warrant dated March 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

flexSCAN, Inc.

Date: March 29, 2006	By:	/s/ Thomas Banks
Thomas Banks
Chief Executive Officer